SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 20, 1996.


                          MERIT Securities Corporation
               (Exact name of registrant as specified in charter)


          Virginia                      03992                  541736551
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


     4880 Cox Road, Glen Allen, Virginia                    23060
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (804) 967-5800



         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


         In connection with the offering of the Registrant's Collateralized Mortgage Bonds, Series 8, Class A-1 and Class A-2 described in a Prospectus Supplement dated September 20, 1996, filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 24, 1996

                                        MERIT SECURITIES CORPORATION

                                        By: /s/ LISA COOKE
                                           ------------------------
                                           Name: Lisa Cooke
                                           Title: Vice President

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                               INDEX TO EXHIBITS

Exhibit                                                                 Page
- -------                                                                 ----

 99.1       Copy of Related Computational Materials as provided
            by Lehman Brothers........................................



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